-------------------------------------------------------------------------------
-------------------------------------------------------------------------------






                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

     REGISTRATION STATEMENT (NO. 33-64845) UNDER THE SECURITIES ACT OF 1933


                        POST-EFFECTIVE AMENDMENT NO. 14


                                      AND

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 17



                            VANGUARD WHITEHALL FUNDS
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  AS SOON AS PRACTICABLE AFTER THIS REGISTRATION STATEMENT BECOMES EFFECTIVE.


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
            ON JUNE 21, 2002, PURSUANT TO PARAGRAPH (A) OF RULE 485.




-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The prospectus for the Vanguard Selected Value Fund is incorporated by reference from the prior filing of the 12th Post-Effective Amendment to the Trust's Registration Statement on Form N-1A, filed on February 7, 2002.

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED MARCH 19, 2002

VANGUARD(R) INTERNATIONAL
EXPLORER FUND

INVESTOR SHARES - ., 2002

This prospectus
contains financial data
for the Fund through
the fiscal year ended
October 31, 2001.

STOCK

PROSPECTUS


INFORMATION CONTAINED IN THIS PROSPECTUS IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT FOR VANGUARD INTERNATIONAL EXPLORER FUND HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THIS NEW FUND IS BEING FORMED IN CONNECTION WITH THE PROPOSED REORGANIZATION OF AN EXISTING FUND, KNOWN AS SCHRODER INTERNATIONAL SMALLER COMPANIES FUND. SHAREHOLDERS OF SCHRODER INTERNATIONAL SMALLER COMPANIES FUND MAY OR MAY NOT APPROVE THE REORGANIZATION PROPOSAL. IF THE PROPOSAL IS NOT APPROVED BY THOSE SHAREHOLDERS, THE REGISTRATION STATEMENT PREVIOUSLY FILED FOR VANGUARD INTERNATIONAL EXPLORER FUND WILL BE WITHDRAWN.
     SHARES OF VANGUARD INTERNATIONAL EXPLORER FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP LOGO]

VANGUARD INTERNATIONAL EXPLORER FUND
PROSPECTUS
.., 2002

An International Stock Mutual Fund

--------------------------------------------------------------------------------
CONTENTS
1 FUND PROFILE                           16 INVESTING WITH VANGUARD

4 ADDITIONAL INFORMATION                        16 Buying Shares

4 MORE ON THE FUND                              17 Redeeming Shares

10 THE FUND AND VANGUARD                        19 Exchanging Shares

10 INVESTMENT ADVISER                           20 Other Rules You Should Know

11 DIVIDENDS, CAPITAL GAINS, AND TAXES          22 Fund and Account Updates

13 SHARE PRICE                                  23 Contacting Vanguard

14 FINANCIAL HIGHLIGHTS                 GLOSSARY (inside back cover)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk/(R)/" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital growth.

PRIMARY INVESTMENT STRATEGIES
The Fund invests primarily in the common stocks of smaller companies (which generally have market capitalizations of $2.5 billion or less at the time of investment) located outside the United States.
     The Fund invests in small-capitalization companies that the adviser believes offer the potential for capital growth. In doing so, the adviser considers, among other things, a company's likelihood of above average earnings growth, whether the company's securities are attractively valued, and whether the company has any proprietary advantages.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall stock market. The Fund's performance could be hurt by:
o Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country, its performance may be hurt disproportionately by the poor performance of its investments in a single country.
o Currency risk, which is the chance that investments in a particular country will decrease in value if the U.S. dollar rises in value against that country's currency.
o Investment style risk, which is the chance that returns from small-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception.*

2

              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS
              ----------------------------------------------------
                1997            -14.13%
                1998             25.98
                1999             90.29
                2000             -2.68
                2001            -22.52

              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was .%.
              ----------------------------------------------------

* Prior to ., 2002, the Fund was organized as Schroder International Smaller Companies Fund (Schroder Fund) and was sponsored by Schroder Investment Management North America Inc., its investment adviser. A reorganization brought assets and liabilities of the Schroder Fund into the Fund, while maintaining the same adviser and substantially similar investment objective and strategies.

     During the period shown in the bar chart, the highest return for a calendar quarter was 26.32% (quarter ended December 31, 1999), and the lowest return for a quarter was -20.31% (quarter ended September 30, 2001).
     The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes.
     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend upon your tax situation and may differ from those shown.
     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment because such accounts are subject to taxes only upon distribution.
     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                           1 YEAR    5 YEARS    SINCE INCEPTION*
                                 -----------------------------------------------
VANGUARD INTERNATIONAL EXPLORER FUND
 Return Before Taxes                       -22.52%     9.19%          8.73%
 Return After Taxes on Distributions       -22.82      5.87           5.51
 Return After Taxes on
  Distributions and Sale of  Fund Shares   -13.57      6.27           5.93
SALOMON SMITH BARNEY EXTENDED
 MARKET INDEX** (reflects no
 deduction for fees, expenses, or taxes)   -16.38%    -1.31%          1.41%
-------------------------------------------------------------------------------
*    November 4, 1996.
** The Salomon Smith Barney Extended Market Index (Europe Pacific Basin Countries) (EMI EPAC) is an unmanaged index representing the portion of the Salomon Smith Barney Broad Market Index related to companies with small index capitalization in 23 European and Pacific Basin countries. The Salomon Smith Barney EMI EPAC represents the smallest companies in each country based on total market capital having in the aggregate 20% of the cumulative available market capital in such country.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on those now in effect.*


      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None
      Exchange Fee:                                                       None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                  .%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                       .%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                               0.75%

     *The information in the table has been restated to reflect current expenses rather than last year's expenses because these amounts changed materially when the Schroder Fund was reorganized into the Fund on ., 2002.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. The results apply whether or not you redeem your investment at the end of the given period.

----------------------------------------
 1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------
   $.        $.        $.        $.
----------------------------------------

     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

     All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard International Explorer Fund's estimated expense ratio for its first full year of operation as a Vanguard fund is .%, or $. per $1,000 of average net assets. The average actively managed international equity mutual fund had expenses in 2001 of .%, or $. per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

4

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

     Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Distributed annually in December                 .

INVESTMENT ADVISER                               VANGUARD FUND NUMBER
Schroder Investment Management North America     .
Inc., New York, NY, since inception
                                                 CUSIP NUMBER
INCEPTION DATE                                   .
November 4, 1996
                                                 TICKER SYMBOL
NET ASSETS AS OF OCTOBER 31, 2001                .
$.

SUITABLE FOR IRAS
Yes

MINIMUM INITIAL INVESTMENT
$10,000; $1,000 for IRAs and custodial accounts
for minors
--------------------------------------------------------------------------------


MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the investment objective of the Fund is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS


Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------


MARKET EXPOSURE

The Fund invests primarily in the common stocks of smaller companies (which, at the time of purchase, typically have a market value of less than $2.5 billion) located outside the United States. The Fund may also invest a limited portion of its assets in the securities of issuers domiciled or doing business in emerging market countries.
     Because it invests mainly in foreign stocks, the Fund is subject to certain risks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.
          IN ADDITION, INVESTMENTS IN FOREIGN STOCK MARKETS CAN BE RISKIER THAN U.S. STOCK INVESTMENTS. THE PRICES OF INTERNATIONAL STOCKS AND THE PRICES OF U.S. STOCKS HAVE OFTEN MOVED IN OPPOSITE DIRECTIONS. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.

     To illustrate the volatility of international stock prices, the following table shows the best, worst, and average total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.

6

----------------------------------------------------------
     INTERNATIONAL STOCK MARKET RETURNS (1969-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  69.4%   36.1%    22.0%      15.5%
Worst                -23.4     0.4      4.4       11.0
Average               12.3    12.2     13.5       13.5
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1969 through 2001. These average returns reflect past performance on international stocks; you should not regard them as an indication of future returns from either foreign markets as a whole or this Fund in particular.
     Note that the preceding chart does not take into account returns measured by the Select Emerging Markets Free Index, a barometer of less developed stock markets. Emerging markets can be substantially more volatile than more developed foreign markets. In addition, because the MSCI EAFE Index tracks the European and Pacific markets collectively, the above returns do not reflect the variability of returns from year to year for these markets individually, or the variability across these and other geographic regions or market sectors. To illustrate this variability, the following table shows returns for different international markets--as well as the U.S. market for comparison--from 1992 through 2001, as measured by their respective indexes. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


--------------------------------------------------------------------------------
                     STOCK MARKET RETURNS FOR DIFFERENT MARKETS*
--------------------------------------------------------------------------------
          EUROPEAN         PACIFIC          EMERGING                U.S.
            MARKET          MARKET          MARKETS**            MARKET
--------------------------------------------------------------------------------
1992        -3.92%          -18.40%            11.40%              7.62%
1993        29.25            35.69             74.84              10.08
1994         2.82            12.83             -7.31               1.32
1995        22.08             2.78              0.01              37.58
1996        21.42            -8.58             15.19              22.96
1997        23.75           -25.49            -16.37              33.36
1998        28.68             2.44            -18.39              28.58
1999        15.77            57.63             60.86              21.04
2000        -8.39           -25.78            -27.93              -9.10
2001       -20.28           -25.40             -2.77             -11.89
--------------------------------------------------------------------------------
* European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the Select Emerging Markets Free Index; and U.S. market returns are measured by the Standard & Poor's 500 Index.
**The inception date of the Select Emerging Markets Free Index was May 4, 1994; returns shown for 1992 to 1994 are measured by the MSCI Emerging Markets Free Index.
--------------------------------------------------------------------------------

     Keep in mind, however, that these average returns reflect past performance of the various indexes; you should not consider them as an indication of future returns from the indexes, or from this Fund in particular.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                             INTERNATIONAL INVESTING

Because foreign stock and bond markets operate differently from the U.S. market, Americans investing abroad will encounter risks not typically associated with U.S. companies. For instance, foreign companies are not subject to the same accounting, auditing, and financial reporting standards and practices as U.S. companies; and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively impact the returns Americans receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO COUNTRY  RISK AND CURRENCY  RISK.  COUNTRY RISK IS
     THE CHANCE THAT DOMESTIC EVENTS--SUCH AS POLITICAL UPHEAVAL, FINANCIAL TROUBLES, OR NATURAL DISASTERS--WILL WEAKEN A COUNTRY'S SECURITIES MARKETS. BECAUSE THE FUND MAY INVEST A LARGE PORTION OF ITS ASSETS IN SECURITIES OF COMPANIES LOCATED IN ANY ONE COUNTRY, ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF ITS INVESTMENTS IN A SINGLE COUNTRY. CURRENCY RISK IS THE CHANCE THAT INVESTMENTS IN A PARTICULAR COUNTRY WILL DECREASE IN VALUE IF THE U.S. DOLLAR RISES IN VALUE AGAINST THAT COUNTRY'S CURRENCY.

     The Fund invests in companies that are smaller and less well-known than larger, more widely held companies. Small companies tend to be more vulnerable to adverse developments than larger companies. Small companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Their securities may trade infrequently and in limited volumes. As a result, the prices of these securities may fluctuate more than the prices of securities of larger, more widely traded companies. Also, there may be less publicly available information about small companies or less market interest in their securities as compared to larger companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

8

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL STOCK MARKET. AS A GROUP, SMALL-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.


SECURITY SELECTION

Schroder Investment Management North America Inc. (Schroder), adviser to the Fund, employs a fundamental investment approach that considers macroeconomic factors, while focusing primarily on company-specific factors. These company-specific factors include the company's potential for long-term growth, financial condition, quality of management, sensitivity to cyclical factors, and the relative value of the company's securities (compared to that of other companies and to the market as a whole).
     Schroder invests the Fund's assets in small-capitalization companies that Schroder believes offer the potential for capital growth. In doing so, Schroder considers, among other things, an issuer's likelihood of above average earnings growth, whether the company's securities are attractively valued, and whether the company has any proprietary advantages. The Fund generally sells securities when they reach fair valuation or when significantly more attractive investment candidates become available.
     The Fund is generally managed without regard to tax ramifications.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in stocks of foreign companies, the Fund may make certain other kinds of investments to achieve its objective.
     The Fund may enter into forward foreign currency exchange contracts to help protect its holdings against unfavorable changes in exchange rates. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts will not, however, prevent the Fund's securities from falling in value during foreign market downswings.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund may also invest in stock futures and options contracts and warrants, which are types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. Similar risks exist for warrants (securities that permit their owners to purchase a specific number of stock shares at a predetermined price), and convertible securities (securities that may be exchanged for another asset). The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation under futures contracts will not exceed 20% of its total assets.

     The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     The Fund may invest in preferred stocks and closed-end investment companies that invest primarily in foreign securities. With preferred stocks, holders receive set dividends from the issuer; their claim on the issuer's income and assets rank before that of common stock holders, but after that of bondholders.
     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

10

TURNOVER RATE

Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2001, the average turnover rate for all foreign stock funds was approximately .%, according to Morningstar, Inc.
--------------------------------------------------------------------------------


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------



INVESTMENT ADVISER

Schroder Investment Management North America Inc., 875 Third Avenue, 22nd Floor, New York, New York, 10022, adviser to the Fund, has been a registered investment adviser, together with its predecessor, since 1980. Schroder currently serves as investment adviser to the Fund, other mutual funds, and a broad range of institutional investors. Schroder's ultimate parent, Schroders plc, and its affiliates currently engage in the asset management business, and as of December 31, 2001, had in the aggregate assets under management of approximately $160.1 billion.

     Schroder's advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the firm's advisory fee may be increased or decreased, based on the cumulative total return of the Fund over a trailing 36-month period as compared with the cumulative total return of the Salomon Smith Barney EMI EPAC Index over the same period. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended October 31, 2001, the investment advisory fees paid to Schroder represented an effective annual rate of 0.16% of the Fund's average net assets, reflecting expense limitations and/or fee waivers then in place. (Please note that these fees were calculated under a prior advisory agreement. Had the current fee schedule been in place for fiscal 2001, the investment advisory fee would have represented an effective annual rate of .% of the Fund's average net assets. The current investment advisory fees are higher than those of prior years, due to the former fee waiver structure. However, the Fund's overall expense ratio is expected to decrease from 1.50% to 0.75% as a result of the Fund reorganizing into The Vanguard Group.)
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund, subject to the adviser's obligation to seek best execution.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER

Matthew Dobbs is Chair of the Schroder International Smallcap Investment Committee which is responsible for the management of the Fund. The Committee, which is comprised of senior smallcap specialists, determines the country allocation for the Fund. As Chair of the Committee, Mr. Dobbs has primary responsibility for the management and direction of the Fund's investment policy. Stock selection is primarily the responsibility of senior regional smallcap portfolio managers. Mr. Dobbs, a Senior Vice President of Schroder, has been with Schroder since 1981. Education: B.A., Worcester College, Oxford University.
--------------------------------------------------------------------------------

12

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------


BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
o The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest, and some capital gains that it receives on foreign securities. You may qualify for an offsetting credit or deduction under U.S. tax laws for your portion of the Fund's foreign tax obligations, provided that you meet certain requirements. See your tax adviser or IRS publications for more information.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should avoid buying shares of a fund shortly before it makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund's foreign securities trade on markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also

14

may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began fiscal year 2001 with a net asset value (price) of $15.50 per share. During the year, the Fund earned $0.05 from investment income (interest AND DIVIDENDS). There was a decline of $3.78 per share in the value of investments held or sold by the Fund, resulting in a net decline of $3.73 per share from investment operations.

Shareholders received $2.70 per share in the form of dividend AND CAPITAL GAINS distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $9.07, reflecting losses of $3.73 per share and distributions of $2.70 per share. This was a decrease of $6.43 per share (from $15.50 at the beginning of the year to $9.07 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was -28.67% for the year.

As of October 31, 2001, the Fund had approximately $21.634 million in net assets. For the year, the expense ratio, including reimbursement and waiver of fees, was 1.50% ($15.00 per $1,000 of net assets). The expense ratio excluding reimbursements and waivers of fees was 2.19% ($21.90 per $1,000 of net assets. The net investment income amounted to 0.15% of average net assets. The Fund sold and replaced securities valued at 48% of its net assets.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
                                                                  VANGUARD INTERNATIONAL EXPLORER FUND*
                                                                       PERIODS ENDED OCTOBER 31,
                                       -----------------------------------------------------------------------
                                                    2001          2000         1999         1998        1997**
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $15.50        $14.29        $9.35        $9.22        $10.00
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS***
 Net Investment Income                              0.05         (0.05)        0.06         0.05          0.02
 Net Realized and Unrealized Gain (Loss) on
  Investments and Foreign Currency Transactions    (3.78)         3.23         5.62         0.60         (0.79)
--------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  (3.73)         3.18         5.68         0.65         (0.77)
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Net Investment Income                             (0.09)        (0.01)       (0.04)       (0.01)        (0.01)
 Net Realized Gain on Investments and
  Foreign Currency Transactions                    (2.61)        (1.96)       (0.70)       (0.51)          --
--------------------------------------------------------------------------------------------------------------
 Total Distributions                               (2.70)        (1.97)       (0.74)       (0.52)        (0.01)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                     $9.07        $15.50       $14.29        $9.35         $9.22
==============================================================================================================
TOTAL RETURN+                                     -28.67%        22.37%       65.27%        7.88%        -7.73%
==============================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Thousands)           $21,634       $18,634       $9,836       $4,165        $6,836
RATIOS AVERAGE NEW ASSETS***
 Expenses including reimbursement/
   waiver of fees                                  1.50%         1.50%        1.50%        1.50%       1.50%++
 Expenses excluding reimbursement/
   waiver of fees                                  2.19%         2.32%        2.74%        5.26%       3.93%++
 Net investment income including reimbursement/
   waiver of fees                                  0.15%        -0.26%        0.53%        0.33%       0.21%++
 Portfolio Turnover Rate+++                          48%           86%          81%          82%           32%
==============================================================================================================

*The Fund was previously organized as the Schroder Fund and was not a member of The Vanguard Group. On ., 2002, the Fund acquired all assets and liabilities of the Schroder Fund in a tax-free reorganization. The Fund had no operations prior to the reorganization.

**For the period ended November 4, 1996 (Commencement of Operations) through October 31, 1997.

***Prior to June 1, 1999, the Fund recognized its proportionate share of income, expenses and gains/losses of the underlying portfolio, Schroder International Smaller Companies Portfolio (Schroder Portfolio). Commencing June 1, 1999, the income, expenses and gains/losses were directly accrued to the Schroder Fund.

+Total returns would have been lower had certain expenses of the Schroder Fund not been waived or reimbursed during the periods shown; see Note 3 to the financial statements of Schroder Capital Funds (Delaware). Total return calculations for a period of less than one year are not annualized.

++Annualized.

+++The portfolio turnover rates for the period ending October 31, 1997 and year ended October 31, 1998 represent the turnover of the Schroder Portfolio. For the year ending October 31, 1999, the rate represents the period from November 1, 1998 through May 31, 1999 during which time the Schroder Fund invested in the Schroder Portfolio and from June 1, 1999 through October 31, 1999 during which time the Fund held direct investments in its own portfolio of securities.

16

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES


ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $10,000 for regular accounts; $1,000 for IRAs and custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--.. For a list of addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund under our exchange privilege. See Exchanging Shares. BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^THIRD-PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at anytime, for any reason.


REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know  before  initiating  your  request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund. See our exchange privilege rules under Exchanging Shares.
^WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also,

18

wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m. (2 p.m. for Vanguard Prime Money Market Fund), Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day. Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the Fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express/(R)/.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

All open Vanguard funds accept exchange requests by Web (through your account registered with Vanguard.com), telephone, or mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege.
     For the U.S. STOCK INDEX FUNDS, THE INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER, AND GROWTH AND INCOME FUND, these limits generally are as follows:
o No Web or telephone exchanges between 2:30 p.m. and 4 p.m., Eastern time, on business days. Any exchange request placed during these hours will be rejected. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to begin 1 1/2 hours prior to the scheduled close. (For example, if the NYSE is scheduled to close at 1 p.m., Eastern time, the cut-off for Web and phone exchanges will be 11:30 a.m. Eastern time.)
o No more than two exchanges OUT of a fund may be requested by Web or telephone within any 12-month period.
o    Each fund reserves the right to reject exchanges considered excessive.

For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
o A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
o    Round trips must be at least 30 days apart.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

20

o Each fund reserves the right to reject exchanges considered excessive. Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privileges of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o    Ten-digit account number.
o    Complete owner name and address.
o    Primary Social Security or employer identification number.
o    Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 o The fund name and account number.
 o The amount of the transaction (in dollars or shares).
 o Signatures of all owners exactly as registered on the account.
 o Signature guarantees, if required for the type of transaction.*
 o Any supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature-guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares that are redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard International Explorer Fund will be mailed twice a year, in April and October. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the adviser.
o    Financial statements with detailed listings of the Fund's holdings.

23

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.


CONTACTING VANGUARD


ONLINE
VANGUARD.COM
o Your best source of Vanguard news
o For fund, account, and service information
o For most account transactions
o For literature requests
o 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT/(R)/
1-800-662-6273 (ON-BOARD)
o For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at
1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

24

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please  use  the  specific  fund  number  when   contacting  us  about  Vanguard
International Explorer Fund--..

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INTERNATIONAL STOCK FUND
A mutual fund that invests in the stocks of companies located outside the United States.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about
Vanguard International Explorer Fund,
the following documents are
available free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in
the Fund's annual and semiannual
reports to shareholders. In the
Fund's annual report, you will find
a discussion of the market conditions
and investment strategies that
significantly affected the Fund's
performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact
us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or you
can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-07443

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P. .2002

SUBJECT TO COMPLETION
PRELIMINARY PROSPECTUS
DATED MARCH 19, 2002


VANGUARD(R) MID-CAP GROWTH FUND

INVESTOR SHARES - ., 2002

This prospectus
contains financial data
for the Fund through
the fiscal year ended
October 31, 2001.

STOCK

PROSPECTUS

INFORMATION CONTAINED IN THIS PROSPECTUS IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT FOR VANGUARD MID-CAP GROWTH FUND HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. THIS NEW FUND IS BEING FORMED IN CONNECTION WITH THE PROPOSED REORGANIZATION OF AN EXISTING FUND, KNOWN AS PROVIDENT MID CAP GROWTH FUND A. SHAREHOLDERS OF PROVIDENT MID CAP GROWTH FUND A MAY OR MAY NOT APPROVE THE REORGANIZATION PROPOSAL. IF THE PROPOSAL IS NOT APPROVED BY THOSE SHAREHOLDERS, THE REGISTRATION STATEMENT PREVIOUSLY FILED FOR VANGUARD MID-CAP GROWTH FUND WILL BE WITHDRAWN.
     SHARES OF VANGUARD MID-CAP GROWTH FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH STATE.


NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

[THE VANGUARD GROUP LOGO]

VANGUARD MID-CAP GROWTH FUND
Prospectus
.., 2002

A Growth Stock Mutual Fund



Contents

.. FUND PROFILE                                   . INVESTING WITH VANGUARD

.. ADDITIONAL INFORMATION                           . Buying Shares

.. MORE ON THE FUND                                 . Converting Shares

.. THE FUND AND VANGUARD                            . Redeeming Shares

.. INVESTMENT ADVISER                               . Exchanging Shares

.. DIVIDENDS, CAPITAL GAINS, AND TAXES              . Other Rules You Should Know

.. SHARE PRICE                                      . Fund and Account Updates

.. FINANCIAL HIGHLIGHTS                             . Contacting Vanguard

--------------------------------------------------------------------------------
WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk/(R)/" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
--------------------------------------------------------------------------------

FUND PROFILE


INVESTMENT OBJECTIVE
The Fund seeks to provide long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES
The Fund invests at least 80% of its net assets primarily in the common stock of medium size companies whose market capitalizations fall within the capitalization range of the companies included in the Russell MidCap Growth Index (currently approximately $1-$14 billion). In selecting investments, the adviser invests in those medium-capitalization companies which, based on its analysis, it believes have the best prospects for future growth.

PRIMARY RISKS
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the overall stock market. The Fund's performance could be hurt by:

o Investment style risk, which is the chance that returns from mid-capitalization stocks will trail returns from the overall stock market. Historically, these stocks have been more volatile in price than the large-cap stocks that dominate the overall stock market, and they often perform quite differently.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the Fund's performance has varied from one calendar year to another for the past five years.* The table shows how the Fund's average annual total returns compare with those of a relevent market index over set periods of time.



              ----------------------------------------------------
                              ANNUAL TOTAL RETURNS**
              ----------------------------------------------------
                1998            -26.30%
                1999             83.33
                2000             12.96
                2001            -25.37

              ----------------------------------------------------
              The Fund's year-to-date return as of the most recent calendar quarter, which ended March 31, 2002, was .%.
              ----------------------------------------------------

* Prior to ., 2002, the Fund was organized as Provident Investment Counsel Mid Cap Fund A (PIC Fund) and was sponsored by Provident Investment Counsel, Inc., its investment adviser. A reorganization brought the assets and liabilities of the PIC Fund into the Fund, while maintaining the same adviser and substantially similar investment objective and strategies.

** Return figures do not reflect the 5.75% maximum sales charge imposed on purchases of shares of PIC Fund A prior to its reorganization into the Fund on ., 2002. If the charge were reflected, returns would be less than those shown.

     During the period shown in the bar chart, the highest return for a calendar quarter was 56.66% (quarter ended December 31, 1999), and the lowest return for a quarter was -30.22% (quarter ended September 30, 2001).

2

     The table shows how the Fund's average annual total returns compare with those of a relevent market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we assumed that, at the time of each distribution of income or capital gains, the shareholder was in the highest federal marginal income tax bracket. We did not take into consideration state or local income taxes. In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown. Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are subject to taxes only upon distribution. Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS                  PERIODS ENDED DECEMBER 31, 2001
                                                1 YEAR         SINCE INCEPTION*
                                            -----------------------------------
VANGUARD MID-CAP GROWTH FUND**

 Return Before Taxes                            -29.66%               16.45%
 Return After Taxes on Distributions            -29.66                13.58
 Return After Taxes on Distributions and        -18.05                12.99
  Sale of Fund Shares
RUSSELL MIDCAP GROWTH INDEX+ (reflects no       -20.16%               5.87%
 deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------
*    December 31, 1997.
** Return figures do not reflect the 5.75% maximum sales charge imposed on purchases of shares of the PIC Fund prior to its reorganization into the Fund on ., 2002. If the charge were reflected, returns would be less than those shown.
+ The Russell Midcap Growth Index consists of stocks from the Russell Midcap Index with a greater-than-average growth orientation. The Russell Midcap Index consists of the smallest 800 companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell Midcap Index accurately captures the medium-sized universe of securities and represents approximately 34% of the Russell 1000 Index's total market capitalization. The Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields, and higher forecasted growth values than the value universe.

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on amounts now in effect.*



      SHAREHOLDER FEES (fees paid directly from your investment)
      Sales Charge (Load) Imposed on Purchases:                           None
      Sales Charge (Load) Imposed on Reinvested Dividends:                None
      Redemption Fee:                                                     None

      ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
      Management Expenses:                                                  .%
      12b-1 Distribution Fee:                                             None
      Other Expenses:                                                       .%
       TOTAL ANNUAL FUND OPERATING EXPENSES:                             0.65%

     * The information in the table has been restated to reflect current expenses rather than last year's expenses because these amounts changed when the PIC Fund was reorganized into the Fund on ., 2002.

     The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. The example assumes that the Fund provides a return of 5% a year, that operating expenses match our estimates, and that you redeem your shares at the end of the given period.


----------------------------------------
 1 YEAR   3 YEARS   5 YEARS    10 YEARS
----------------------------------------
   $.        $.        $.        $.
----------------------------------------


     THIS EXAMPLE SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard Mid-Cap Growth Fund's estimated expense ratio for its first full year of operation as a Vanguard fund is 0.65%, or $6.50 per $1,000 of average net assets. The average midcap growth mutual fund had expenses in 2001 of .%, or $. per $1,000 of average net assets (derived from data provided by Lipper Inc., which reports on the mutual fund industry). Management expenses, which are one part of operating expenses, include investment advisory fees as well as other costs of managing a fund--such as account maintenance, reporting, accounting, legal, and other administrative expenses.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
DIVIDENDS AND CAPITAL GAINS                      NEWSPAPER ABBREVIATION
Distributed annually in December                 .

INVESTMENT ADVISER                               VANGUARD FUND NUMBER
Provident Investment Counsel,                    .
Pasadena, Calif., since inception
                                                 CUSIP NUMBER
INCEPTION DATE                                   .
December 31, 1997
                                                 TICKER SYMBOL
NET ASSETS AS OF OCTOBER 31, 2001                .
$. million

SUITABLE FOR IRAS
Yes

MINIMUM INITIAL INVESTMENT
$10,000; $1,000 for IRAs and custodial accounts
for minors
--------------------------------------------------------------------------------

4

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.
     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the investment objective of the Fund is not fundamental and may be changed without a shareholder vote.
     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE

The Fund's primary strategy is to invest at least 80% of its net assets in the common stocks of mid-cap companies that offer strong growth potential. However, the Fund has flexibility to invest the balance in other market capitalizations and security types. Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, since they can be subject to more abrupt or erratic movements in value. However, they tend to involve less risk than stocks of small companies.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                          GROWTH FUNDS AND VALUE FUNDS

Growth investing and value investing are two styles employed by stock fund managers. Growth funds generally focus on companies believed to have above-average potential for growth in revenue and earnings. Reflecting the market's high expectations for superior growth, such stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value. Value funds generally emphasize stocks of companies from which the market does not expect strong growth. The prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields. Growth and value stocks have, in the past, produced similar long-term returns, though each category has periods when it outperforms the other. In general, growth funds appeal to investors who will accept more volatility in hopes of a greater increase in share price. Growth funds also may appeal to investors with taxable accounts who want a higher proportion of returns to come as capital gains (which may be taxed at lower rates than dividend income). Value funds, by contrast, are appropriate for investors who want some dividend income and the potential for capital gains, but are less tolerant of share-price fluctuations.
--------------------------------------------------------------------------------


[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK,  WHICH IS THE CHANCE THAT STOCK
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING PRICES AND PERIODS OF FALLING PRICES.

     To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, that the gap between best and worst tends to narrow over the long term.


----------------------------------------------------------
         U.S. STOCK MARKET RETURNS (1926-2001)
----------------------------------------------------------
                     1 YEAR  5 YEARS  10 YEARS   20 YEARS
----------------------------------------------------------
Best                  54.2%   28.6%    19.9%      17.8%
Worst                -43.1   -12.4     -0.8        3.1
Average               12.6    11.1     11.2       11.4
----------------------------------------------------------

     The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2001. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 11.1%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through 1999). These average returns reflect past performance on common stocks; you should not regard them as an indication of future returns from either the stock market as a whole or this Fund in particular.

[FLAG] THE FUND IS SUBJECT TO  INVESTMENT  STYLE RISK,  WHICH IS THE CHANCE THAT
     RETURNS FROM THE TYPES OF STOCKS IN WHICH IT INVESTS WILL TRAIL RETURNS FROM THE OVERALL MARKET. AS A GROUP, MID-CAP STOCKS TEND TO GO THROUGH CYCLES OF DOING BETTER--OR WORSE--THAN THE STOCK MARKET IN GENERAL. THESE PERIODS HAVE, IN THE PAST, LASTED FOR AS LONG AS SEVERAL YEARS.




SECURITY SELECTION

The investment adviser focuses on individual companies rather than trying to identify the best market sectors going forward. This is often referred to as a "bottom-up" approach to investing. The adviser seeks companies that have displayed strong profitability, market share, return on equity, reinvestment rates and sales and dividend growth. Companies with sound management, plans and controls, and leading proprietary positions in given market segments are especially attractive. Finally, the valuation of each company is assessed relative to its industry, earnings growth and the market in general.

6

     In determining whether to sell a security, the adviser considers various factors such as fundamental changes within a particular company or its industry. These considerations are based on the adviser's research, including analytical procedures, market research or discussions with company management.
     The Fund is generally managed without regard to tax ramifications.


[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING THE SECURITIES OR COUNTRIES IN WHICH THE FUND INVESTS.


OTHER INVESTMENT POLICIES AND RISKS

The Fund may also invest in stock index futures and options contracts, which are types of derivative. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for the Fund.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.

     The Fund will not use derivatives for speculative purposes or as leveraged investments that magnify gains or losses. In addition, the Fund's obligation under futures contracts will not exceed 20% of its total assets.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------



     The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.
     Although the Fund typically does not make significant investments in foreign securities, it reserves the right to invest up to 20% of its assets this way. Foreign securities may be traded in U.S. or foreign markets. To the extent that it owns foreign securities, the Fund is subject to (1) country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities mar-kets; and (2) currency risk, which is the chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.
     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.
See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

TURNOVER RATE

The Fund retains the right to sell securities regardless of how long the securities have been held. Historically, due to its investment strategy, the Fund has had a HIGH turnover rate. The Fund's average turnover rate since inception has been about .%. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its net assets within a one-year period.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE

Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of October 31, 2001, the average turnover rate for all mid-cap growth funds was approximately .%, according to Morningstar, Inc.
--------------------------------------------------------------------------------

8

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.
     Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------




INVESTMENT ADVISER

Provident Investment Counsel (Provident), 300 North Lake Avenue, Pasadena, CA 91101, adviser to the Fund, traces its origins to an investment advisory partnership formed in 1951. It is now an indirect, wholly owned subsidiary of Old Mutual plc, a United Kingdom based financial services group with substantial asset management, insurance and banking businesses. As of October 31, 2001, Provident managed about $. million in assets. The firm manages the Fund subject to the control of the trustees and officers of the Fund. Its advisory fee is paid quarterly and is based on certain annual percentage rates applied to the Fund's average month-end assets for each quarter. In addition, the quarterly fee is increased or decreased based upon Provident's performance in comparison to its benchmark index. For these purposes, Provident's cumulative investment performance over a trailing 36-month period is compared to the cumulative total return of the Russell Midcap Growth Index. Please consult the Fund's Statement of Additional Information for a complete explanation of how advisory fees are calculated.
     For the fiscal year ended October 31, 2001, the investment advisory fees paid to Provident represented an effective annual rate of .% of the Fund's average net assets. (Please note that these fees were calculated under a prior advisory agreement. Had the current fee schedule been in place for fiscal 2001, the investment advisory fee would have represented an effective annual rate of ..% of the Fund's average net assets.)
     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities, and to obtain the best available price and most favorable execution for all transactions. Also, the Fund may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.
     In the interest of obtaining better execution of a transaction, the adviser may at times choose brokers who charge higher commissions. If more than one broker can obtain the best available price and most favorable execution, then the adviser is authorized to choose a broker who, in addition to executing the transaction, will provide research services to the adviser or the Fund.
     The board of trustees may, without prior approval from shareholders, change the terms of an advisory agreement or hire a new investment adviser--either as a replacement for an existing adviser or as an additional adviser. Any significant change in the Fund's advisory arrangements will be communicated to shareholders in writing. In addition, as the Fund's sponsor and overall manager, The Vanguard Group may provide investment advisory services to the Fund, on an at-cost basis, at any time.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER


Provident Investment Counsel employs a team-oriented approach, with a group of investment professionals responsible for the day-to-day management of the Fund.
--------------------------------------------------------------------------------


DIVIDENDS, CAPITAL GAINS, AND TAXES
FUND DISTRIBUTIONS

The Fund distributes to shareholders virtually all of its net income (interest and dividends, less expenses), as well as any capital gains realized from the sale of its holdings. Distributions generally occur in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. You receive such earnings as either an income or a capital gains distribution. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------




BASIC TAX POINTS

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, taxable investors should be aware of the following basic tax points:
o Distributions are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

10

o Any dividends and short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                              "BUYING A DIVIDEND"

Unless you are investing through a tax-deferred  retirement  account (such as an
IRA), you should consider avoiding a purchase of fund shares of a fund shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



GENERAL INFORMATION

BACKUP WITHHOLDING. By law, Vanguard must withhold 30% of any taxable distributions or redemptions from your account if you do not:
o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.
FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax adviser for detailed information about a fund's tax consequences for you.

SHARE PRICE

The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.
     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.
     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.
     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all dividend and capital gains distributions). The information for the two years in the period ended October 31, 2000, has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. For the prior period, the Fund employed other auditors. You may have the annual report sent to you without charge by contacting Vanguard.

12


----------------------------------------------------------------------------------------------------------
                                                                   VANGUARD MID-CAP GROWTH FUND
                                                                    PERIODS ENDED OCTOBER 31,*
                                                    ------------------------------------------------------
                                                        2001          2000          1999         1997**
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $.        $15.87        $10.53         $10.00
----------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Loss                                       .         (0.22)        (0.11)         (0.03)
 Net Realized and Unrealized Gain on Investments           .         15.13          5.45           0.56
----------------------------------------------------------------------------------------------------------
 Total from Investment Operations                          .         14.91          5.34           0.53
----------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
 From Net Realized Gains                                   .         (0.94)         0.00           0.00
 Total Distributions                                       .         (0.94)         0.00           0.00
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $.        $29.84        $15.87         $10.53
==========================================================================================================
TOTAL RETURN                                               .%        97.09%        50.71%       5.30%***
==========================================================================================================
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                     $.         $36.0         $11.9           $5.7
RATIOS TO AVERAGE NET ASSETS+
 Expenses                                                  .%         1.39%         1.39%        1.04%++
 Net investment loss                                       .%        -1.03%        -1.03%       -0.43%++
 Portfolio Turnover  Rate+++                               .%       185.88%       144.64%        166.89%
----------------------------------------------------------------------------------------------------------

* The Fund was previously organized as the PIC Fund, and was not a member of The Vanguard Group. On ., 2002, the Fund acquired all assets and liabilities of the PIC Fund in a tax-free reorganization. The Fund had no operations prior to the reorganization.

** For the period ended December 31, 1997 (Commencement of Operations) through October 31, 1998.

***  Not annualized.

+ Includes the Fund's share of expenses, net of fees waived and expenses absorbed, allocated from the related Portfolio. The combined fees waived and expenses absorbed were 0.80%, 2.60%, and 4.11%, respectively.

++   Annualized.

+++ Portfolio turnover rate of PIC Mid Cap Portfolio, in which all of the assets of the PIC Fund were invested.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                  HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE


The Fund began fiscal year 2001 with a net asset value (price) of $. per share. During the year, the Fund earned $. from investment income (interest and dividends). There was a decline of $. per share in the value of investments held or sold by the Fund, resulting in a net decline of $. per share from investment operations.

Shareholders received $. per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's dividends or capital gains.

The share price at the end of the year was $., reflecting losses of $. per share and distributions of $. per share. This was a decrease of $. per share (from $. at the beginning of the year to $. at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was .% for the year.

As of October 31, 2001, the Fund had $. million in net assets. For the year, the expense ratio was .% ($. per $. of net assets), and the net investment income amounted to .% of average net assets. The Fund sold and replaced securities valued at .% of its net assets.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD

This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.

                                  BUYING SHARES
                                REDEEMING SHARES
                                EXCHANGING SHARES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD
--------------------------------------------------------------------------------


BUYING SHARES

ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $10,000 for regular accounts; $1,000 for IRAs, and custodial accounts for minors. (Shareholders who invested in the Fund prior to ., 2002 will continue to be subject to a minimum account balance of $1,000 for regular accounts; $500 for retirement accounts.)
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--.. For a list of addresses, see Contacting Vanguard.
BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund under our exchange privilege. See Exchanging Shares. BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), you will buy your shares at that day's NAV. This is known as your TRADE DATE.

PURCHASE RULES YOU SHOULD KNOW
^ THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.

14

^U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
^LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
^FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at anytime, for any reason.

REDEEMING SHARES


HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

TYPES OF REDEMPTIONS
^CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.
^EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund under our exchange privilege. See Exchanging Shares.
^WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by telephone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.
Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
^SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. ^POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the Fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
^RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express/(R)/.
^SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. ^PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
^NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).

16

^EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES

All Vanguard funds accept exchange requests by Web, telephone or mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege. For the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, INTERNATIONAL EXPLORER FUND AND GROWTH AND INCOME FUND these limits generally are as follows:

o No telephone or Web exchanges between 2:30 p.m. and 4 p.m., Eastern time on business days. Any exchange request placed during these hours will be rejected. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to 1.5 hours prior to the scheduled close. (For example, if the NYSE is scheduled to close at 1 p.m., Eastern time, the cut-off for phone and Web exchanges will be 11:30 a.m. Eastern time.)
o No more than two exchanges OUT of a fund may be requested by telephone or Web within any 12- month period.
o    Each fund reserves the right to reject exchanges considered excessive.

For ALL OTHER VANGUARD FUNDS, the following limits generally apply:

o No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
o A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
o    Round trips must be at least 30 days apart.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.

o    Each fund reserves the right to reject exchanges considered excessive.

Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privileges of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW

TELEPHONE TRANSACTIONS
^AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
^TELE-ACCOUNT/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
^PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
 o Ten-digit account number.
 o Complete owner name and address.
 o Primary Social Security or employer identification number.
 o Personal Identification Number (PIN), if applicable.
^SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.
^SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

VANGUARD.COM
^REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.
^SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4 P.M. To discourage market-timing, the following Vanguard funds generally do not permit online

18

exchanges between 2:30 p.m. and 4 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, International Explorer Fund and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


WRITTEN INSTRUCTIONS
^"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
 o The fund name and account number.
 o The amount of the transaction (in dollars or shares).
 o Signatures of all owners exactly as registered on the account.
 o Signature guarantees, if required for the type of transaction.* n o supporting legal documentation that may be required.
*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS
All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares that are redeemed upon closure of the account.
     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES


PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.

AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.

CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.

ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Mid-Cap Growth Fund will be mailed twice a year, in June and December. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the adviser.
o    Financial statements with detailed listings of the Fund's holdings.

20

     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.


CONTACTING VANGUARD


ONLINE
VANGUARD.COM
o    Your best source of Vanguard news
o    For fund, account, and service information
o    For most account transactions
o    For literature requests
o    24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT/(R)/ 1-800-662-6273 (ON-BOARD)
o    For automated fund and account information
o For redemptions by check, exchange (subject to certain limitations), or wire
o    Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
o    For fund and service information
o    For literature requests
o    Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
o    For account information
o    For most account transactions
o    Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o    For information and services for large institutional investors
o    Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBER
Please use the specific fund number when contacting us about Vanguard Mid-Cap Growth Fund--..

                     (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS


CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CASH INVESTMENTS
Cash deposits, short-term bank deposits, and money market instruments that include U.S. Treasury bills, bank certificates of deposit (CDs), repurchase agreements, commercial paper, and banker's acceptances.

COMMON STOCK
A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

COUNTRY RISK
The chance that domestic events--such as political upheaval, financial troubles, or a natural disaster--will weaken a country's securities markets.

CURRENCY RISK
The chance that a foreign investment will decrease in value because of unfavorable changes in currency exchange rates.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.

GROWTH STOCK FUND
A mutual fund that emphasizes stocks of companies believed to have above-average prospects for growth in revenue and earnings. Reflecting market expectations for superior growth, these stocks typically have low dividend yields and above-average prices in relation to such measures as revenue, earnings, and book value.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

MUTUAL FUND
An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

PRICE/EARNINGS (P/E) RATIO
The current share price of a stock, divided by its per-share earnings (profits). A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

PRINCIPAL
The amount of money you put into an investment.

SECURITIES
Stocks, bonds, money market instruments, and other investment vehicles.

TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VALUE STOCK FUND
A mutual fund that emphasizes stocks of companies whose growth prospects are generally regarded as subpar by the market. Reflecting these market expectations, the prices of value stocks typically are below-average in comparison with such measures as earnings and book value, and these stocks typically pay above-average dividend yields.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP]
[THE VANGUARD GROUP LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600


FOR MORE INFORMATION
If you'd like more information about
Vanguard Mid-Cap Growth Fund, the
following documents are available
free upon request:

ANNUAL/SEMIANNUAL REPORTS
TO SHAREHOLDERS
Additional information about the
Fund's investments is available in the
Fund's annual and semiannual reports
to shareholders. In the Fund's annual
report, you will find a discussion of
the market conditions and investment
strategies that significantly affected
the Fund's performance during its last
fiscal year.

STATEMENT OF ADDITIONAL
INFORMATION (SAI)
The SAI provides more detailed
information about the Fund.

The current annual and semiannual
reports and the SAI are
incorporated by reference into
(and are thus legally a part of)
this prospectus.

All market indexes referenced in
this prospectus are the exclusive
property of their respective owners.

To receive a free copy of the latest
annual or semiannual report or the
SAI, or to request additional
information about the Fund or other
Vanguard funds, please contact
us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder
and would like information about
your account, account transactions,
and/or account statements,
please call:

CLIENT SERVICES DEPARTMENT
TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE
SECURITIES AND EXCHANGE
COMMISSION (SEC)
You can review and copy
information about the Fund
(including the SAI) at the SEC's
Public Reference Room in
Washington, DC. To find out more
about this public service, call the
SEC at 1-202-942-8090. Reports and
other information about the Fund are
also available on the SEC's Internet
site at http://www.sec.gov, or you
can receive copies of this
information, for a fee, by electronic
request at the following e-mail
address: publicinfo@sec.gov, or by
writing the Public Reference
Section, Securities and Exchange
Commission, Washington, DC
20549-0102.

Fund's Investment Company Act
file number: 811-07443

(C) 2002 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation,
Distributor.

P. .2002

                              SUBJECT TO COMPLETION
                PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 19, 2002

INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION BUT HAS NOT YET BECOME EFFECTIVE. SHARES OF VANGUARD INTERNATIONAL EXPLORER FUND AND VANGUARD MID-CAP GROWTH FUND MAY NOT BE SOLD, NOR MAY OFFERS TO BUY BE ACCEPTED, PRIOR TO THE TIME THE REGISTRATION STATEMENT BECOMES EFFECTIVE. THIS COMMUNICATION SHALL NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY, NOR SHALL THERE BE ANY SALE OF THESE SECURITIES IN A STATE IN WHICH SUCH OFFER, SOLICITATION, OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF THAT STATE.



                                     PART B

                           VANGUARD(R) WHITEHALL FUNDS
                                  (THE TRUST)

                       STATEMENT OF ADDITIONAL INFORMATION

                                     ., 2002



     This Statement is not a prospectus but should be read in conjunction with the Trust's current Prospectuses (dated February 26, 2002, for Vanguard Selected Value Fund, and ., 2002, for Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund). To obtain, without charge, the Prospectuses or the most recent Annual Reports to Shareholders, which contain the Trust's financial statements as hereby incorporated by reference, please call:



                        INVESTOR INFORMATION DEPARTMENT:

                                 1-800-662-7447


                                TABLE OF CONTENTS

                                                                 PAGE
DESCRIPTION OF THE TRUST.........................................B-1
INVESTMENT POLICIES..............................................B-3
INVESTMENT LIMITATIONS...........................................B-8
YIELD AND TOTAL RETURN...........................................B-12
SHARE PRICE......................................................B-16
PURCHASE OF SHARES...............................................B-16
REDEMPTION OF SHARES.............................................B-17
MANAGEMENT OF THE FUNDS..........................................B-17
INVESTMENT ADVISORY SERVICES.....................................B-22
PORTFOLIO TRANSACTIONS...........................................B-29
FINANCIAL STATEMENTS.............................................B-30
COMPARATIVE INDEXES..............................................B-31

                            DESCRIPTION OF THE TRUST


ORGANIZATION



     The  Trust  was  organized  as a  Maryland  corporation  in  1995,  and was
reorganized  as  a  Delaware   business  trust  in  June,  1998.  Prior  to  its
reorganization as a Delaware business trust, the Trust was known as Vanguard Whitehall Funds, Inc. The Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, diversified management investment company. It currently offers the following funds, each of which offers a single class of shares:


                          Vanguard Selected Value Fund
                      Vanguard International Explorer Fund
                          Vanguard Mid-Cap Growth Fund
                 (individually, a Fund; collectively, the Funds)


     The Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.



SERVICE PROVIDERS



     CUSTODIAN. The Bank of New York, One Wall Street, New York, NY 10286 serves as the custodian for Vanguard Selected Value Fund. JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 serves as the custodian for Vanguard International Explorer Fund and . serves as the custodian for Vanguard Mid-Cap Growth Fund. The custodians are responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103, serves as the Funds' independent accountants. The accountants audit the Funds' annual financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.


CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of the Funds. The Trust or any of its fund(s) may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected fund. Unless terminated by reorganization or liquidation, the Funds will continue indefinitely.

     SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund according to the number of shares of such Fund held by shareholders on the record date. ^

     VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the fund affected by a particular matter are entitled to vote on that matter. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rate share of the applicable Fund's net assets.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with each Fund's shares.

     CONVERSION RIGHTS. There are no conversion rights associated with each Fund's shares.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. Each Fund's shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUND

     Vanguard Selected Value Fund intends to continue to qualify, and each of Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund expects to qualify, as a "regulated investment company" under Subchapter M of the Internal Revenue Code. This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


                               INVESTMENT POLICIES

     The following policies supplement the Funds' investment policies set forth in the Prospectuses:

     Vanguard Mid-Cap Growth Fund invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in common stocks of medium size companies. This policy may only be changed upon 60 days notice to shareholders.

     REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Funds' board of trustees will monitor the Funds' repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that a

Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.


     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under the Commission's rules, may be sold only to qualified institutional buyers.
Because these securities can be resold only to qualified institutional buyers, or after they have been held for a number of years, they may be considered illiquid securities--meaning that they would be difficult for a Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the Funds' board of trustees. This generally includes securities that are unregistered than can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933. While each Fund's investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     FOREIGN INVESTMENTS. Each Fund may invest up to 20% of its assets (and Vanguard International Explorer Fund will invest primarily) in securities of foreign companies. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Currency Risk. Since the stocks of foreign companies are frequently denominated in foreign currencies, and since each fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Funds will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the International Explorer and Mid-Cap Growth Funds permit them to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.


     Country Risk. As foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of foreign stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.

     Although each Fund will endeavor to achieve most favorable execution costs in its portfolio transactions, commissions on many foreign stock exchanges are generally higher than commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of a Fund's foreign securities will be somewhat greater than the expenses for custodial arrangements for handling U.S. securities of equal value.

     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income received from foreign companies held by a Fund. However, these foreign withholding taxes are not expected to have a significant impact on the Funds, since the Funds seek long-term capital appreciation and any income should be considered incidental.

     Emerging Market Investments. Vanguard International Explorer Fund is permitted to invest a limited portion of its assets in the securities of issuers domiciled or doing business in emerging market countries. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


     Federal Tax Treatment of Non-U.S. Transactions. Special rules govern the Federal income tax treatment of certain transactions denominated in foreign currency or determined by reference to the value of one or more foreign currencies. The types of transactions covered by the special rules include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle.

     The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended, and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts the Fund may make or enter into will be subject to the special currency rules described above.

     Foreign Tax Credit. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities. If, at the close of its fiscal year, more than 50% of Vanguard International Explorer Fund's total assets are invested in securities of foreign issuers, the Fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a tax credit or deduction on their tax returns. If shareholders meet certain holding period requirements with respect to Fund shares, an offsetting tax credit may be available. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain foreign taxes. In either case, a shareholder's tax statement will show more taxable income or capital gains than were actually distributed by the Fund, but will also show the amount of the available offsetting credit or deduction.

     FUTURES AND OPTIONS CONTRACTS. Each Fund may enter into stock futures contracts, options, and options on futures contracts for several reasons: to maintain cash investments while simulating full investment, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. To the extent required by law, a fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the fund under a futures contract.


     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin which may range upward from less than 5% of the value of the contract being traded.


     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. Each Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Each Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of the CFTC applicable to the Funds require that all of their futures transactions constitute bona fide hedging transactions except to the extent that the aggregate initial margins and premiums required to establish any non-hedging positions do not exceed five percent of the value of a Fund's portfolio. The Funds will only sell futures contracts to protect securities they own against price declines or purchase contracts to protect against an increase in the price of securities they intend to purchase. As evidence of this hedging interest, the Funds expect that approximately 75% of all futures contract purchases will be "completed;" that is, equivalent amounts of related securities will have been purchased or are being purchased by the Funds upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Funds' exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While a Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of portfolio securities.

     Restrictions on the Use of Futures Contracts. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     Risk Factors in Futures Transactions. Positions in futures contracts may be closed out only on an Exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge. Each Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the investment advisers do not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. A Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by a Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contracts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.


     Federal Tax Treatment of Futures Contracts. Each Fund is required for Federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for a Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies or other income derived with respect to the Fund's business of investing in such securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.


     LENDING OF SECURITIES. Each Fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks or other financial institutions) who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its securities, a Fund will be attempting to increase its net investment income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The terms and the structure and the aggregate amount of such loans must be consistent with the 1940 Act, and the Rules or interpretations of the Commission thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the Fund's total assets (although Vanguard Mid-Cap Growth Fund has an operating policy of limiting the amount of loans to not more than 25% of the value of the total assets of the Fund), and require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan which may include the Fund's investing any cash collateral in interest bearing short-term investments, any distribution on the loaned securities and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer, or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Funds' board of trustees.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company trustees. In addition, voting rights pass with the loaned securities, but if a material event occurs that affects the securities on loan, the fund must call the loan and vote the securities.


     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds and other Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     WHEN-ISSUED SECURITIES. When-issued or delayed delivery securities are subject to market fluctuations due to changes in market interest rates, and it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed. Although a Fund generally purchases securities on a when-issued or forward commitment basis with the intention of actually acquiring securities for its investment portfolio, a Fund may dispose of a when-issued security or forward commitment prior to settlement if it deems this to be appropriate.

     SHORT SALES. To the extent permitted under "Investment Restrictions" below and in the Prospectus, Vanguard International Explorer Fund may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.
     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.


     TEMPORARY INVESTMENTS. Each Fund may take temporary defensive measures that are inconsistent with the Fund's normal investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Funds; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which a Fund may take temporary defensive measures. In taking such measures, the Fund may fail to achieve its investment objective.



                             INVESTMENT LIMITATIONS


VANGUARD SELECTED VALUE FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. The Fund may not invest in commodities, except that the Fund may invest in stock futures contracts, stock options, and options on stock futures contracts. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts. Additionally, no more than 20% of the Fund's total assets may be invested in swap agreements at any time.

     DIVERSIFICATION. With respect to 75% of its total assets, the Fund may not:
(i) purchase more than 10% of the outstanding voting securities of any one issuer; or (ii) purchase securities of any issuer if, as a result, more than 5% of the Fund's total assets would be invested in that issuer's securities. This limitation does not apply to obligations of the United States Government, its agencies, or instrumentalities.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. The Fund may not invest more than 25% of its total assets in any one industry.

     INVESTING FOR CONTROL. The Fund may not invest in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may not invest in any other investment company, except through a merger, consolidation or acquisition of assets approved by the Fund's shareholders, or to the extent permitted by Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to
Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     REAL ESTATE. The Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate and bonds secured by real estate.

     SENIOR SECURITIES. The Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. The Fund may not engage in the business of underwriting securities issued by other persons. The Fund will not be considered an underwriter when disposing of its investment securities.

     UNSEASONED COMPANIES. The Fund may not invest more than 5% of its assets in companies that have less than three years operating history (including the operating history of any predecessors).

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.


VANGUARD INTERNATIONAL EXPLORER FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION. The Fund may not change its classification as a "management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

     The Fund also has the following operational, NON-FUNDAMENTAL policies:

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts and no more than 20% of the Fund's total assets may be obligated under futures contracts, options, swap agreements, or other derivative instruments at any time.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INDUSTRY  CONCENTRATION.  The fundamental  investment  limitation governing concentration of the Fund's investments in a particular industry or group of industries shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.


VANGUARD MID-CAP GROWTH FUND

The Fund is subject to the following FUNDAMENTAL investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (i) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (ii) shares representing more than 50% of the Fund's net assets.

     BORROWING. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     COMMODITIES. The Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from purchasing, selling or entering into securities or other instruments backed by physical commodities, foreign currencies, foreign currency forward contracts, foreign currency options, futures contracts, options on futures contracts, swap agreements, or other derivative instruments, subject to compliance with applicable provisions of the federal securities and commodities laws.

     DIVERSIFICATION.   The  Fund  may  not  change  its   classification  as  a
"management company" or its subclassifications as an "open-end company" and as a "diversified company" as each such term is defined in the

Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     INDUSTRY CONCENTRATION. The Fund may not concentrate its investments in a particular industry or group of industries, within the meaning of the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may make loans only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     REAL ESTATE. The Fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This limitation shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities issued by any company engaged in the real estate business.

     SENIOR SECURITIES. The Fund may borrow money or issue senior securities only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     UNDERWRITING. The Fund may not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

     The Fund also has the following operational, non-fundamental policies:

     BORROWING. The Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund may borrow money through banks, reverse repurchase agreements, or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions. The Fund may not make any additional investments whenever its outstanding borrowings exceed 5% of net assets.

     COMMODITIES. No more than 5% of the Fund's total assets may be used as initial margin deposit for futures contracts and no more than 20% of the Fund's total assets may be obligated under futures contracts, options, swap agreements, or other derivative instruments at any time.

     INDUSTRY  CONCENTRATION.  The fundamental  investment  limitation governing concentration of the Fund's investments in a particular industry or group of industries shall not be deemed to (1) limit the ability of the Fund to invest in securities issued by any company or group of companies located in any country or group of countries, or (2) limit the ability of the Fund to invest in obligations issued or guaranteed by any government, or any agency or instrumentality of any government, of any country.

     ILLIQUID SECURITIES. The Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.

     INVESTING FOR CONTROL. The Fund may not investment in a company for purposes of controlling its management.

     INVESTMENT COMPANIES. The Fund may invest in any other investment company only as permitted under the Investment Company Act of 1940, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.

     LOANS. The Fund may not lend money to any person except by purchasing fixed income securities that are publicly distributed or customarily purchased by institutional investors, by lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. The Fund may purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. The Fund may not pledge, mortgage, or hypothecate more than 15% of its nets assets.

     PURCHASES ON MARGIN. The Fund may not purchase securities on margin.

     PUTS AND CALLS. The Fund may not purchase or sell put options or call options, except as provided in the prospectus.

     SHORT SALES. The Fund may not sell securities short.

     The above-mentioned investment limitations for each Fund are considered at the time investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction. None of these limitations prevents a Fund from participating in The Vanguard Group, Inc. (Vanguard). As a member of The Vanguard Group of Investment Companies, each Fund may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.



                             YIELD AND TOTAL RETURN



     The yield of Vanguard Selected Value Fund and Vanguard Mid-Cap Growth Fund for the 30-day period ended October 31, 2001, was x.xx% and x.xx%, respectively. The average annual total returns (both before and after taxes) of each Fund for certain periods ended October 31, 2001, are set forth below:



                               1 YEAR ENDED  5 YEARS ENDED
                                 10/31/2001     10/31/2001   SINCE INCEPTION**


VANGUARD SELECTED VALUE FUND*
Return Before Taxes                   x.xx%          x.xx%              x.xx%
Return After Taxes on Distributions   x.xx           x.xx               x.xx
Return After Taxes on
Distributions and Sale of Fund Shares x.xx           x.xx               x.xx
VANGUARD INTERNATIONAL
EXPLORER FUND
Return Before Taxes                   x.xx%          x.xx%              x.xx%
Return After Taxes on Distributions   x.xx           x.xx               x.xx
Return After Taxes on
Distributions and Sale of Fund Shares x.xx           x.xx               x.xx
VANGUARD MID-CAP GROWTH FUND
Return Before Taxes                   x.xx%          x.xx%              x.xx%
Return After Taxes on Distributions   x.xx           x.xx               x.xx
Return After Taxes on
Distributions and Sale of Fund Shares x.xx           x.xx               x.xx


* Reflective of the 1% fee that is assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years.
** February 15, 1996, for Selected Value Fund; November 4, 1996, for International Explorer Fund; and December 31, 1997, for Mid-Cap Growth Fund.

AVERAGE ANNUAL TOTAL RETURN

     Average annual total return is the average annual compounded rate of return for the periods of one year, five years, ten years or the life of the fund, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

     Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              T = (ERV/P)/1/N/ - 1

  Where:

          T =average annual total return
          P =a hypothetical initial investment of $1,000 n =number of years
        ERV =ending redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)

     We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                            T = (ATV\\D\\/P)/1/N/ - 1

   Where:

          T   =average annual total return (after taxes on distributions)
          P   =a hypothetical initial investment of $1,000
          n   =number of years
        ATV D =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)


     We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                           T = (ATV\\DR\\/P)/1/N/ - 1

  Where:

          T   =average annual total return (after taxes on
               distributions and redemption)
          P   =a hypothetical initial investment of $1,000
          n   =number of years
      ATVDR   =ending value of a hypothetical $1,000 investment
               made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees.

     Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a)  Calculate the capital gain or loss upon  redemption by subtracting the
          tax  basis  from  the  redemption   proceeds   (after   deducting  any
          nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.


CUMULATIVE TOTAL RETURN


     Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in Fund shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

          C   =cumulative total return
          P   =a hypothetical initial investment of $1,000
          ERV =ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period

SEC YIELD

     Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)6 - 1]

  Where:

          a =dividends and interest earned during the period b =expenses accrued for the period (net of reimbursements)
          c =the average daily number of shares outstanding during
             the period that were entitled to receive dividends
          d =the maximum offering price per share on the last day of the period
                                   SHARE PRICE



     Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests. However, on those days the value of the Fund's assets may be affected to the extent that the Fund holds foreign securities that trade on foreign markets that are open.

     Stocks held by a Vanguard fund are valued at their market value when reliable market quotations are readily available. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost. The values of any foreign securities held by a fund are converted into U.S. dollars using an exchange rate obtained from an independent third party.

     When reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


                               PURCHASE OF SHARES



     The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the regular close of the Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts, such as employee benefit plans, or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES



     Each Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     Each Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     There is no charge for share redemptions from International Explorer and P Funds. For Selected Value Fund, there is a 1% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than five years, and there is a 2% fee assessed on redemptions of shares purchased on or after August 7, 2001, and held for less than one year. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by the Fund.


     We will always redeem your oldest shares first. In addition, in the event that you transfer your shares to a different account registration, ^the shares will retain their redemption fee status. If you transfer ^less than 100% of your account, we will carry over the redemption fee status of your shares on a proportionate basis.

     For example, assume that John and Mary Doe hold 200 Fund shares in a jointly registered account, with 150 shares (75% of the total shares) currently subject to the redemption fee, and 50 shares (25% of the total shares) currently exempt from the redemption fee. If the Does transfer 50 of their 200 shares to an account registered in one of their individual names, 25% of the transferred shares (or, 12.5 shares) will be exempt from the redemption fee, and 75% of the transferred shares (or 37.5 shares) will continue to be subject to the redemption fee. Following the share transfer, the jointly registered account will hold 150 shares, with 25% of those shares (or, 37.5 shares) exempt from the redemption fee, and 75% of those shares (or, 112.5 shares) still subject to the redemption fee. This same procedure would apply if, rather than transferring shares to a different account registration, the Does were to convert a portion of their shares to a different share class.

     All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account registration or converted to a different share class.

     From time to time, the Fund may waive or modify redemption ^fees for certain categories of investors.


                             MANAGEMENT OF THE FUNDS


THE VANGUARD GROUP



     Each Fund is a member of The Vanguard Group of Investment Companies which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds and the other funds in The Vanguard Group obtain at cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds.


     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the funds with necessary office space, furnishings, and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under procedures approved by the trustees of each fund. In addition, each fund bears its own direct expenses such as legal, auditing, and custodian fees.


     The Funds' officers are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own any securities of any external adviser for the funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but places substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons of the funds receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.


     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the funds. The amounts which each of the funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital. The Amended and Restated Funds' Service Agreement provides as follows: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current net assets in Vanguard, and (b) there is no other limitation on the dollar amount that each Vanguard fund may contribute to Vanguard's capitalization. At October 31, 2001, Vanguard Selected Value Fund had contributed capital of $185,000, to Vanguard, representing 0.02%, of the Fund's net assets, and 0.20% of Vanguard's capitalization. Vanguard
International Explorer Fund and Vanguard Mid-Cap Growth Fund had not commenced operations as a Vanguard fund as of October 31, 2001.


     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials, and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees review and approve the amount to be spent annually on distribution activities and the manner and amount to be spent on each fund. The trustees also determine whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group. Provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of
0.20 of 1% of its average month-end net assets.


     During the fiscal years ended October 31, 1999, 2000, and 2001, Vanguard Selected Value Fund incurred approximately $854,000, $706,000, and $2,304,000, respectively, of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.


     Prior to joining the Vanguard Group, Vanguard International Explorer Fund was party to administrative agreements, under which, for the fiscal years ended October 31, 1999, 2000, and 2001, the Fund paid the following administrative fees, net of waivers: $18,439, $59,760, and $87,205, respectively.


     Prior to joining the Vanguard Group, Vanguard Mid-Cap Growth Fund was party to an administrative agreement, under which, for the fiscal years ended October 31, 1999, 2000, and 2001, the Fund paid the following administrative fees:
$45,625, $45,552, and $., respectively.

     Prior to joining the Vanguard Group, Vanguard Mid-Cap Growth Fund was party to a distribution agreement, under which, for the fiscal year ended October 31, 2001, the aggregate sales commissions received by the Distributor were $.. For the fiscal year ended October 31, 2001, the Fund paid $. under its distribution plan, of which $. was paid as compensation to broker-dealers, $. was compensation to sales personnel, $. was for reimbursement of advertising and marketing materials, $. was for reimbursement of printing and postage expenses, and $. was for miscellaneous other expenses.

     Prior to joining the Vanguard Group, Vanguard Mid-Cap Growth Fund was party to a shareholder services plan under which, for the fiscal year ended October 31, 2001, the Fund paid $. in shareholder servicing fees.

     Each Fund has asked its investment adviser to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the Fund part of the commissions generated. Such rebates are used solely to reduce the Fund's management and administrative expenses and are not reflected in these totals.

     INVESTMENT ADVISORY SERVICES. Vanguard also provides investment advisory services to many Vanguard funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.


OFFICERS AND TRUSTEES


     The officers of the Funds manage their day-to-day operations under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves each Fund until its termination; until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of each Fund. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.


                                                                                                                           NUMBER OF
                                                      VANGUARD FUND                                                   VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive              106
(1954)                       Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (pro bono ventures in           106
(1937)                                                                       education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
                                                                             consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

Rajiv L. Gupta               Trustee                  December, 2001         Chairman and Chief Executive Officer                 84
(1945)                                                                       (since October, 1999), Vice Chairman
                                                                             (January-September 1999), and Vice
                                                                             President (prior to September, 1999) of
                                                                             Rohm and Haas Co. (chemicals); Director
                                                                             of Technitrol, Inc. (electronic components)
                                                                             and AgereSystems (communication
                                                                             components); Board Member of American
                                                                             Chemistry Council; Trustee of Drexel University.

JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer, and      106
(1950)                                                                       Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.

Burton G. Malkiel            Trustee                  May, 1977              Chemical Bank Chairman's Professor of               104
(1932)                                                                       Economics, Princeton University; Director of
                                                                             Prudential Insurance Co. of America,  BKF
                                                                             Capital (investment management), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                                      VANGUARD FUND                                                   VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, YEAR OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                     TRUSTEE/OFFICER
------------------------------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr.        Trustee                  January, 1993          Chairman, President, Chief Executive                106
(1941)                                                                       Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.

J. Lawrence Wilson           Trustee                  April, 1985            Retired Chairman and Chief Executive                106
(1936)                                                                       Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel               106
(1951)                                                                       of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;              106
(1957)                                                                       Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).

*Officers of the Fund are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 since January 1, 1999. Vanguard's subscription rates are similar to those of other subscribers.


     Board Committees: Each Fund's board has the following committees:


o Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

o Compensation Committee: This committee oversees the compensation programs established by the Funds and The Vanguard Group, Inc., for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

o Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc. and the board of trustees of the Funds (collectively, the "Vanguard boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during the Fund's last fiscal year.


     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.


TRUSTEES' OWNERSHIP OF FUND SHARES



     All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee as of December 31, 2001. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of the Fund.


                                                DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE
                                                  FUND SHARES     OF VANGUARD FUND SHARES
NAME OF FUND            NAME OF TRUSTEE         OWNED BY TRUSTEE     OWNED BY TRUSTEE
-----------------------------------------------------------------------------------------
Vanguard Selected       John J. Brennan               None             Over $100,000
  Value Fund            Charles D. Ellis              None             Over $100,000
                        Rajiv L. Gupta                None             Over $100,000
                        JoAnn Heffernan Heisen        None             Over $100,000
                        Burton G. Malkiel             None             Over $100,000
                        Alfred M. Rankin, Jr.         None             Over $100,000
                        J. Lawrence Wilson            None             Over $100,000

TRUSTEE COMPENSATION

     The same individuals serve as trustees of all Vanguard funds (with three exceptions, which are noted in the table on page B-20), and each fund pays a proportionate share of the trustees' compensation. The funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the funds.

     INDEPENDENT TRUSTEES. The funds compensate their independent trustees--that is, the ones who are not also officers of the fund--in three ways:

o The independent trustees receive an annual fee for their service to the funds, which is subject to reduction based on absences from scheduled board meetings.

o The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

o Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. As of January 1, 2001, the opening balance of each eligible trustee's separate account was generally equal to the net present value of the benefits he or she had accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited annually with interest at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEES. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following table provides compensation details for each of the trustees. We list the amounts paid as compensation and accrued as retirement benefits by the Funds for each trustee. In addition, the table shows the total amount of benefits that we expect each trustee to receive from all Vanguard funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard funds.

                  VANGUARD WHITEHALL FUNDS COMPENSATION TABLE



                                              PENSION OR
                                              RETIREMENT
                                           BENEFITS ACCRUED                              TOTAL
                           AGGREGATE       AS PART OF VANGUARD      ACCRUED          COMPENSATION
                          COMPENSATION      SELECTED VALUE        RETIREMENT      FROM ALL VANGUARD
NAMES OF TRUSTEE       FROM VANGUARD            FUND'S            BENEFIT AT         FUNDS PAID TO
                     SELECTED VALUE FUND(1)   EXPENSES(1)       JANUARY 1, 2001        TRUSTEE(2)
---------------------------------------------------------------------------------------------------
John J. Brennan                None               None                None                 None
Charles D. Ellis(3)            $ 81               None                None             $104,000
Rajiv L. Gupta(4)               N/A                N/A                 N/A                  N/A
JoAnn Heffernan Heisen          100                $11             $23,607              104,000
Bruce K. MacLaury(5)            104                 10              78,176               99,000
Burton G. Malkiel               100                 10              90,680              104,000
Alfred M. Rankin, Jr.           100                  7              46,267              104,000
James O. Welch, Jr.(5)          100                 12              97,720              104,000
J. Lawrence Wilson              100                  4              67,240              119,000

(1) The amounts shown in this column are based on Vanguard Selected Value Fund's fiscal year ended October 31, 2001. Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund did not commence operation until ., 2002.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel; 86 in the case of Mr. MacLaury; and 84 in the case of Mr. Gupta) for the 2001 calendar year.
(3)  Mr. Ellis joined the Fund's board effective January 1, 2001.
(4)  Mr. Gupta joined the Fund's board effective December 31, 2001.
(5) Mr. MacLaury and Mr. Welch retired from the Fund's board effective December 31, 2001.

                          INVESTMENT ADVISORY SERVICES



VANGUARD SELECTED VALUE FUND

     Vanguard Selected Value Fund is managed by Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley), One McKinney Plaza, 3232 McKinney Avenue, 15th Floor, Dallas, TX 75204 under the terms of an agreement. The investment philosophy of Barrow, Hanley is to use fundamental research to identify undervalued stocks. James P. Barrow has been designated as portfolio manager for the assets of the Fund. Jim has managed portfolio investments since 1963; with Barrow, Hanley since 1979.


     For the services rendered by Barrow, Hanley, the Fund pays Barrow, Hanley a base advisory fee (the Basic Fee), at the end of each quarter, adjusted by a performance fee adjustment reflecting the investment performance of the Fund relative to the total return of the Russell Midcap Index and the Russell Midcap Value Index. The Russell Midcap Index and the Russell Midcap Value Index are prepared by Frank Russell Company (which is not affiliated with the Fund or any of the Fund's affiliates). The Russell Midcap Index is composed of the 800 smallest stocks (by market capitalization) in the Russell 1000 Index. The Russell Midcap Value Index measures the performance of those companies in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth values. Barrow, Hanley's fees are calculated according to the following rules:

     (A) TOTAL QUARTERLY FEE PAYABLE. The total quarterly fee payable by the Fund to Barrow, Hanley is the Basic Fee for the quarter plus the adjustment (which may be negative).

     (B) BASIC FEE FOR THE QUARTER. The Basic Fee for the quarter is calculated by applying a quarterly rate based on the following annual percentage rates to the average month-end assets of the Fund for the quarter:

NET ASSETS                           ANNUAL RATE
----------                           -----------
First $100 million. . . . .             0.40%
Next $200 million . . . . .             0.35%
Next $300 million . . . . .             0.25%
Next $400 million . . . . .             0.20%
Over $1 billion . . . . . .             0.15%

    (C)PERFORMANCE ADJUSTMENT. The adjustment is based on the cumulative investment performance of the Fund over a trailing 36-month period relative to that of the Russell Midcap Index (the Prior Index), prior to August 1, 2001, and the Russell Midcap Value Index (the Index), on and after August 1, 2001, over the same period. The adjustment, which will be based upon the relative applicability of the Prior Index and the Index (such applicable performance index, the Benchmark), applies as follows:

CUMULATIVE 36-MONTH PERFORMANCE OF THE                    ADJUSTMENT AS A
BHMS PORTFOLIO VS. BENCHMARK                     PERCENTAGE OF BASIC FEE*
----------------------------                     ------------------------
Equal to or greater than +12%. . . . . . . . . .            +50%
Equal to or greater than +6% but less than +12%.            +25%
Equal to or greater than -6% but less than +6% .              0%
Greater than -12% but less than -6%. . . . . . .            -25%
Equal to or less than -12% . . . . . . . . . . .            -50%
---------
*For purposes of the adjustment calculation, the basic fee is calculated by applying the above rate schedule against the average net assets of the Fund over the same period for which the performance is measured

     The Index will not be fully operable as the sole Benchmark used to determine the adjustment until the quarter ending July 31, 2004. Until that date, the adjustment will be determined by linking the investment performance of the Prior Index with that of the Index over a trailing 36-month period as follows:

     (A) QUARTER ENDED OCTOBER 31, 2001. The adjustment was determined by linking the investment performance of the Prior Index for the eleven quarters ended July 31, 2001, with that of the Index for the one quarter ended October 31, 2001.

     (B) QUARTER ENDED JANUARY 31, 2002. The adjustment was determined by linking the investment performance of the Prior Index for the ten quarters ended July 31, 2001, with that of the Index for the two quarters ended January 31, 2002.

     (C) QUARTER ENDING APRIL 30, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the nine quarters ended July 31, 2001, with that of the Index for the three quarters ending April 30, 2002.

     (D) QUARTER ENDING JULY 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for eight quarters ended July 31, 2001, with that of the Index for the four quarters ending July 31, 2002.

     (E) QUARTER ENDING OCTOBER 31, 2002. The adjustment will be determined by linking the investment performance of the Prior Index for the seven quarters ended July 31, 2001, with that of the Index for the five quarters ending October 31, 2002.

     (F) QUARTER ENDING JANUARY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the six quarters ended July 31, 2001, with that of the Index for the six quarters ending January 31, 2003.

     (G) QUARTER ENDING APRIL 30, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the five quarters ended July 31, 2001, with that of the Index for the seven quarters ending April 30, 2003.

     (H) QUARTER ENDING JULY 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for four quarters ended July 31, 2001, with that of the Index for the eight quarters ending July 31, 2003.

     (I) QUARTER ENDING OCTOBER 31, 2003. The adjustment will be determined by linking the investment performance of the Prior Index for the three quarters ended July 31, 2001, with that of the Index for the nine quarters ending October 31, 2003.

     (J) QUARTER ENDING JANUARY 31, 2004. The adjustment will be determined by linking the investment performance of the Prior Index for the two quarters ended July 31, 2001, with that of the Index for the ten quarters ending January 31, 2004.

     (K) QUARTER ENDING APRIL 30, 2004. The adjustment will be determined by linking the investment performance of the Prior Index for the one quarter ended July 31, 2001, with that of the Index for the eleven quarters ending April 30, 2004.

     (L) QUARTER ENDING JULY 31, 2004. The Index will be fully operable as the sole Benchmark for determining the adjustment.

     CALCULATING RELATIVE INVESTMENT PERFORMANCE. The investment performance of the Fund for a period, expressed as a percentage of the net asset value per share of the Fund at the beginning of such period, shall be the sum of: (i) the change in the net asset value per share of the Fund during such period; (ii) the value of the cash distributions per share of the Fund having an ex-dividend date occurring within such period; and (iii) the value of capital gains taxes per share paid or payable by the Fund on undistributed realized long-term capital gains accumulated to the end of such period. The investment record of the Russell Midcap Index, or the Russell Midcap Value Index, for a period will be calculated by adding (i) the change in the level of the Index during the period, and (ii) the value of cash distributions having an ex-dividend date occurring within such period made by companies within the Index. For the fiscal years ended October 31, 1999, 2000, and 2001, the Fund incurred investment advisory fees of $668,000, $622,000, and $1,841,000 (before a performance-based decrease of $294,000, $358,000, and $156,000, respectively).

     RELATED INFORMATION CONCERNING BARROW, HANLEY. Barrow, Hanley, a Nevada corporation, is an investment management firm founded in 1979 which provides investment advisory services to individuals, employee benefit plans, investment companies, and other institutions. Barrow, Hanley is a subsidiary of Old Mutual Asset Managers (US) LLC, which is a subsidiary of Old Mutual plc. As of October 31, 2001, Barrow, Hanley provided investment advisory services to clients having assets with an approximate value of $27 billion.


VANGUARD INTERNATIONAL EXPLORER FUND

     Vanguard International Explorer Fund employs Schroder Investment Management North America Inc. (Schroder), 875 Third Avenue, 22/nd/ Floor, New York, NY 10022-6225, to manage the Fund's assets (the "Schroder Portfolio") under the terms of an agreement.

     For the services to be rendered by Schroder as provided in the Investment Advisory Agreement between the Fund and the adviser, the Fund will pay to Schroder at the end of each of the Fund's fiscal quarters an amount (the Adjusted Fee) equal to a basic fee (Basic Fee) plus a performance adjustment amount (the Adjustment Amount). For purposes of the calculations, both the Basic Fee and the Adjustment Amount will incorporate an asset-based Fee (the Asset
Fee) that is determined by applying a quarterly rate, calculated based on the following annual percentage rate schedule, to the average month-end net assets of the Schroder Portfolio over the applicable time period:



    ANNUAL
  PERCENTAGE       AVERAGE MONTH-END NET
     RATE                  ASSETS
     ----                  ------
    0.30%        On the first $500 million
    0.22%        On the next $500 million
    0.15%             Over $1 billion


     The Basic Fee is equal to the Asset Fee as computed over the fiscal quarter for which the Adjusted Fee is being calculated (the Relevant Fiscal Quarter).

     Subject to the transition rules described below, the Adjustment Amount is equal to the product of an adjustment percentage (the Adjustment Percentage) and the Asset Fee as computed over the 36-month period ending with the Relevant Fiscal Quarter (the Relevant 36-Month Period). The Adjustment Percentage will vary based on the investment performance of the Schroder Portfolio relative to the investment performance of the Salomon Smith Barney Extended Market EPAC Index (the Index) as determined for the Relevant 36-Month Period.

  The Adjustment Percentage applies as follows:



CUMULATIVE PERFORMANCE OF THE SCHRODER PORTFOLIO
VS. INDEX OVER RELEVANT 36-MONTH PERIOD              ADJUSTMENT PERCENTAGE
---------------------------------------              ---------------------
Less than -12%. . . . . . . . . .                           -50%
From -12% up to and including -6%                           -25%
Between -6% and +6%. . . . . . .                             0%
From +6% up to and including +12%                           +25%
More than +12%. . . . . . . . . .                           +50%

     The Adjustment Amount will not be fully incorporated into the determination of the Adjusted Fee until the close of the quarter ending July 31, 2005. Until that date, the following transition rules will apply:

     1. DATE OF REORGANIZATION THROUGH APRIL 30, 2003. The Adjusted Fee will be equal to the Basic Fee. No Adjustment Amount will apply during this period.

     2. MAY 1, 2003 THROUGH JULY 31, 2005. Beginning May 1, 2003, the Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as calculated on the following basis. The Adjustment Amount for the Relevant Fiscal Quarter will be determined on a progressive basis with regards to the number of months elapsed between July 31, 2002, and the end of the Relevant Fiscal Quarter (the progressive adjustment period). During the progressive adjustment period, the Asset Fee for purposes of calculating the Adjustment Amount will be determined with respect to the period from July 31, 2002, through and including the end of the Relevant Fiscal Quarter. Similarly, the Adjustment Percentage will be calculated with respect to the cumulative performance of the Fund and the Index from August 1, 2002, through and including the end of the Relevant Fiscal Quarter. For these purposes, the endpoints and size of the range over which a positive or negative Adjustment Percentage applies and the corresponding maximum adjusted percentage will be multiplied by a fractional time-elapsed Adjustment Percentage. The fraction will equal the number of months elapsed since July 31, 2002, divided by thirty-six.

     Example: Assume that Schroder's compensation is being calculated for the quarter ended January 31, 2004, and that the cumulative performance of the Schroder Portfolio versus the Index for the applicable period is +4%. In this case, an Adjustment Percentage of 12.5% of the Asset Fee calculated over the 18-month period would apply. Each performance breakpoint would be scaled by 18/36 = 0.5, and the performance Adjustment Percentage would also be scaled by 18/36 = 0.5. Hence, 4% cumulative outperformance for the 18 months ending January 31, 2004, would result in a 12.5% adjustment. (Note that this example reflects rounding. In practice, calculations will be extended to the eighth decimal point. Performance shortfalls versus the Index are treated in a symmetric manner to the example provided.)

     3. ON AND AFTER AUGUST 1, 2005. The Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as determined for the relevant 36-month period.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Vanguard International Explorer Fund incurred the following investment advisory fees:**


                                     1999        2000        2001
                                     ----        ----        ----
         Basic Fee. . . .       $       0     $ 4,665     $34,595
         Advisory Fee Waived       77,451     129,685     144,117

** These fees were paid under a prior investment advisory fee structure.

     RELATED INFORMATION CONCERNING SCHRODER. Schroder is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is an indirect, wholly owned U.S. subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England. Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2001, had under management assets of approximately $160.1 billion.


VANGUARD MID-CAP GROWTH FUND

     The Fund employs Provident Investment Counsel (Provident), 300 North Lake Avenue, Pasadena, CA 91101, under the terms of an agreement.

     For the services rendered by Provident, the Fund pays to Provident at the end of each of the Fund's fiscal quarters an amount (the Adjusted Fee) equal to a Basic Fee (the Basic Fee) plus a performance Adjustment Amount (the Adjustment Amount). For purposes of the calculations, both the Basic Fee and the Adjustment Amount will incorporate an asset-based fee (the Asset Fee) that is determined by applying a quarterly rate, calculated based on the following annual percentage rate schedule, to the average month-end net assets of the Provident Portfolio over the applicable time period:


    ANNUAL
  PERCENTAGE      AVERAGE MONTH-END NET
     RATE                 ASSETS
     ----                 ------
    0.500%       On the first $50 million
    0.250%       On the next $200 million
    0.175%       On the next $750 million
    0.125%           Over $1 billion

     The Basic Fee is equal to the Asset Fee as computed over the fiscal quarter for which the Adjusted Fee is being calculated (the Relevant Fiscal Quarter).

     Subject to the transition rules described below, the Adjustment Amount is equal to the product of an Adjustment Percentage and the Asset Fee as computed over the 36-month period ending with the Relevant Fiscal Quarter (the relevant 36-month period). The Adjustment Percentage will change proportionately with the investment performance of the Provident Portfolio relative to the investment performance of the Russell Mid-Cap Growth Index (the Index) as determined for the Relevant 36-Month Period.

     The Adjustment Percentage applies as follows:


CUMULATIVE PERFORMANCE OF PROVIDENT
PORTFOLIO VS. INDEX OVER RELEVANT                       ADJUSTMENT
36-MONTH PERIOD                                         PERCENTAGE
-----------------------------------          --------------------------------
Less than -7.5%. . . . . .                                 -60%
From -7.5% up to and including 0%             Linear increase from -60% to 0%
Greater than 0% and up to +7.5%               Linear increase from 0% to +60%
More than +7.5%. . . . . .                                 +60%

     The Adjustment Amount will not be fully incorporated into the determination of the Adjusted Fee until the close of the quarter ending July 31, 2005. Until that date, the following transition rules will apply:

     (A) DATE OF REORGANIZATION THROUGH APRIL 30, 2003. The Adjusted Fee will be equal to the Basic Fee. No Adjustment Amount will apply during this period.

     (B) MAY 1, 2003 THROUGH JULY 31, 2005. Beginning May 1, 2003, the Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as calculated on the following basis. The Adjustment Amount for the Relevant Fiscal Quarter will be determined on a progressive basis with regards to the number of months elapsed between July 31, 2002, and the end of the Relevant Fiscal Quarter (progressive adjustment period). During the progressive adjustment period, the Asset Fee for purposes of calculating the Adjustment Amount will be determined with respect to the period from July 31, 2002, through and including the end of the Relevant Fiscal Quarter. Similarly, the Adjustment Percentage will be calculated with respect to the cumulative performance of the Fund and the Index from August 1, 2002, through and including the end of the Relevant Fiscal Quarter. For these purposes, the endpoints and size of the range over which a positive or negative Adjustment Percentage applies and the corresponding maximum adjusted percentage will be multiplied by a fractional time-elapsed Adjustment Percentage. The fraction will equal the number of months elapsed since July 31, 2002, divided by thirty-six.

     Example: Assume that Provident's compensation is being calculated for the quarter ended January 31, 2004, and that the cumulative performance of the Fund versus the Index for the applicable period is +3%. In this case, an Adjustment Percentage of 24% of the Asset Fee calculated over the 18-month period would apply. This would be calculated as [(a/c) x d], where a equals the percentage amount by which the performance of the Fund has exceeded the Index (e.g., 3%), c equals the size of the adjusted range over which the linear adjustment applies, and d is the adjusted maximum Adjustment Percentage. The adjusted range in this case is determined as [(18/36) x 0%] to [(18/36) x 7.5%] = 0% to 3.75%. The size of the adjusted range is then 3.75% minus 0% = c. The maximum Adjustment Percentage is determined as [(18/36) x 60%] = 30% = d. The Adjustment Amount as a percentage of the Basic Fee is then computed as [(3/3.75) x 30%] = 24%. (Note that this example reflects rounding. In practice, calculations will be extended to the eighth decimal point. Performance shortfalls versus the Index are treated in a symmetric manner to the example provided.)

     (C) ON AND AFTER AUGUST 1, 2005. The Adjusted Fee will be equal to the Basic Fee plus the Adjustment Amount as determined for the relevant 36-month period.

     During the fiscal years ended October 31, 1999, 2000, and 2001, Vanguard Mid-Cap Growth Fund incurred the following investment advisory fees:**


                                     1999        2000        2001
                                     ----        ----        ----
         Basic Fee. . . .         $58,869    $226,136     $xx,xxx
         Advisory Fee Waived       58,869     104,920      xx,xxx


     The adviser formerly provided certain administrative services to the Fund pursuant to Administration Agreements, and earned a fee for providing such services. During the fiscal years ended October 31, 1999, 2000, and 2001, the adviser earned $16,589, $52,271, and $*), respectively.

** These advisory and administrative fees were paid under prior fee structures.

     RELATED INFORMATION CONCERNING PROVIDENT. Provident is an indirect, wholly owned subsidiary of Old Mutual plc, a public limited company based in the United Kingdom. Old Mutual is a financial services group with a substantial life assurance business in South Africa and other southern African countries and an integrated, international portfolio of activities in asset management, banking, and general insurance. As of December 31, 2001, Provident had under management assets of approximately $xxx billion.


DURATION AND TERMINATION OF INVESTMENT ADVISORY AGREEMENTS.

     Vanguard Selected Value Fund's current agreement with its adviser is renewable for successive one-year periods, and Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund's current agreements with their advisers in effect for initial to-year periods, and are renewable for successive one-year periods, only if (1) each renewal is specifically approved by a vote of the Fund's board of trustees, including the affirmative votes of a majority of the trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of considering such approval, or (2) each renewal is specifically approved by a vote of a majority of the Fund's outstanding voting securities. An agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the board of trustees of the Fund on sixty (60) days' written notice to the adviser, (2) by a vote of a majority of the Fund's outstanding voting securities on sixty (60) days' written notice (thirty (30) days'for Vanguard Mid-Cap Growth Fund) to the adviser, or
(3) by the adviser upon ninety (90) days' written notice to the Fund.


BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT.

     Each fund's board of trustees is responsible for overseeing the performance of the Fund's investment advisers and determining whether to renew the Fund's investment advisory arrangements. The board has a standing request that Vanguard and the advisers provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of the advisers. This information includes a monthly Fund performance analysis and status report from Vanguard and quarterly self-evaluations by the advisers. Vanguard also provides the board with written analyses of each adviser's performance on a periodic basis. Each Fund's portfolio managers also meet with the board from time to time to discuss the management and performance of the Fund and respond to the board's questions concerning the performance of the advisers.

     When the board considers whether to renew an investment advisory contract, the board takes into account numerous factors, including:

o    The nature, extent and quality of the services provided by the adviser.

o    The investment performance of the Fund's assets managed by the adviser.

o    The fair market value of the services provided by the adviser.

o A comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

o The extent to which the adviser has realized or will realize economies of scale as the Fund grows.

o Other sources of revenue to the adviser or its affiliates from its relationship with the Fund and intangible or "fall-out" benefits that accrue to the adviser and its affiliates, if relevant.

o The adviser's control of the operating expenses of the fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

     The primary factors underlying the board's determination to renew each Fund's advisory agreements were as follows:

VANGUARD SELECTED VALUE FUND (BARROW, HANLEY, MEWHINNEY & STRAUSS, INC.):

     The board determined that the performance results of the Fund were reasonable, as compared with relevant performance standards, including: (a) the Russell Midcap Index; (b) the average mid-cap value fund (derived from data provided by Lipper Inc.); and (c) other appropriate market indexes.

o The board assessed that the advisory fee paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the Fund increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

o The board evaluated the adviser's investment staff and portfolio management process, and reviewed the composition and overall performance of the Fund on both a short-term and long-term basis. The board considered whether the Fund should obtain alternative portfolio management services and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to renew the agreement with Barrow, Hanley.

     Vanguard has adopted specific policies regarding the adviser's selection of brokers. For additional information, please see the Portfolio Transactions section of this Statement of Additional Information.


VANGUARD INTERNATIONAL EXPLORER FUND (SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.):

o The board determined that performance results for Schroder International Smaller Companies Fund, the name of the Fund prior to ., 2002, when the Fund was reorganized and became a member of The Vanguard Group, were reasonable as compared with the relevant performance standards, including the performance results of: (a) Salomon Smith Barney Extended Market EPAC Index for the same periods; (b) the average actively managed international equity mutual fund (derived from data provided by Lipper Inc.), and (c) other appropriate market indexes.

o The board assessed that the advisory fee to be paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

o The board evaluated the adviser's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to approve the agreement with Schroder.


VANGUARD MID-CAP GROWTH FUND (PROVIDENT INVESTMENT COUNSEL):

o The board determined that performance results Provident Investment Counsel Mid Cap Fund A, the name of the Fund prior to ., 2002, when the Fund was reorganized and became a member of The Vanguard Group, were reasonable as compared with the relevant performance standards, including the performance results of: (a) Russell Midcap Growth Index for the same periods; (b) the average mid-cap growth mutual fund (derived from data provided by Lipper Inc.), and (c) other appropriate market indexes.

o The board assessed that the advisory fee to be paid by the Fund was reasonable based on the average advisory fee for the Fund's Lipper peer group. The board also took into account the nature of the fee arrangements which include breakpoints that will adjust the fee downward as the size of the adviser's portfolio increases and a performance adjustment that is designed to benefit shareholders by aligning the adviser's fee with the investment returns delivered to shareholders.

o The board evaluated the adviser's investment staff and portfolio management process and concluded that, under all the circumstances and based on its informed business judgement, the most appropriate course of action in the best interest of the Fund's shareholders was to approve the agreement with Provident.


                             PORTFOLIO TRANSACTIONS


     Barrow, Hanley, Schroder, and Provident are authorized to (with the approval of the board of trustees) select the brokers or dealers that will execute the purchases and sales of portfolio securities for the respective Fund. The investment advisory agreements direct the advisers to use their best efforts to obtain the best available price and most favorable execution as to all transactions. Each investment adviser has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, each investment adviser will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain the best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or the investment adviser. Each investment adviser considers such information useful in the performance of its obligations under the agreement, but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreements also incorporate the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the board of trustees, each investment adviser may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of the adviser to the Funds and the other funds in the Group.

     Currently, it is each Fund's policy that each investment adviser may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. An investment adviser will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to an investment adviser and/or the Fund. However, the investment advisers have informed the Fund that they generally will not pay higher commission rates specifically for the purpose of obtaining research services.

     Some securities that are considered for investment by a Fund may also be appropriate for other Vanguard funds or for other clients served by the advisers. If such securities that are compatible with the investment policies of the Funds and one or more of an adviser's other clients and are considered for purchase or sale at or about the same time, then transactions in such securities will be aggregated by that adviser and the purchased securities or sale proceeds will be allocated among the participating Vanguard funds and the other participating clients of the adviser in a manner deemed equitable by the adviser. Although there may be no specified formula for allocating such transactions, the allocation methods used, and the results of such allocations, will be subject to periodic review by the Fund's board of trustees.

     During the fiscal years ended October 31, 1999, 2000, and 2001, the Funds paid the following approximate amounts in brokerage commissions.



    FUND                               1999        2000        2001
    ----                               ----        ----        ----
    Selected Value Fund            $717,000    $343,000  $2,710,000
    International Explorer Fund      29,000      62,000      65,000
    Mid-Cap Growth Fund              22,000      53,000      xx,000


5% SHAREHOLDERS

     As of March 31, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of the Vanguard International Explorer Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers:


    SHAREHOLDER                      PERCENTAGE
    -----------                      ----------
    .                                     x.x%



     As of March 31, 2002, the following persons were the only persons who were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the outstanding shares of the Vanguard Mid-Cap Growth Fund. The Trust believes that most of the shares referred to below were held by the persons indicated in accounts for their fiduciary, agency, or custodial customers:



    SHAREHOLDER                      PERCENTAGE
    -----------                      ----------
    .                                     x.x%




                              FINANCIAL STATEMENTS



     Vanguard Selected Value Fund's Financial Statements for the fiscal year ended October 31, 2001, appearing in the Fund's 2001 Annual Report Shareholders, and the report thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The financial statements of Schroder International Smaller Companies Fund for the fiscal year ended October 31, 2001, including notes thereto and the report of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are also incorporated by reference in this Statement of Additional Information. (Prior to ., 2002, Vanguard International Explorer Fund was organized as Schroder International Smaller Companies Fund.) The financial statements of Provident Mid Cap Fund A for the fiscal year ended October 31, 2001, including notes thereto and the report of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are also incorporated by reference in this Statement of Additional Information. (Prior to ., 2002, Vanguard Mid-Cap Growth Fund was organized as Provident Mid Cap Fund A.) For a more complete discussion of the performance, please see each Fund's Annual Report to Shareholders, which may be obtained without charge.



                               COMPARATIVE INDEXES


     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including Vanguard Selected Value Fund use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's Index Committee to include leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALL CAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALL CAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.


WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.


WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard & Poor's 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000 Index, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 2000 VALUE INDEX--contains stocks from the Russell 2000 Index with a less-than-average growth orientation.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

RUSSELL MIDCAP INDEX--composed of all medium and medium/small companies in the Russell 1000 Index.

RUSSELL MIDCAP GROWTH INDEX--measures the performance of those Russell Midcap Index companies with higher price/book ratios and higher predicted growth rates.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

SALOMON SMITH BARNEY EXTENDED MARKET EPAC INDEX--tracks the bottom 20% by total market capitalization of the Europe Pan Asia Index.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than one year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index.

STANDARD & POOR'S PREFERRED INDEX--is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

LEHMAN BROTHERS AGGREGATE BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated Baa- or better. The Index has a market value of over $5 trillion.

LEHMAN BROTHERS CREDIT A OR BETTER BOND INDEX--consists of all publicly issued, investment-grade corporate bonds rated A or better, of all maturity levels.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between one and five years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between five and ten years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than ten years. The index has a market value of over $1.1 trillion.

LIPPER SMALL-CAP GROWTH FUND AVERAGE--an industry benchmark of average mutual funds that by prospectus or portfolio practice invest primarily in growth companies with market capitalizations less than $1 billion at the time of purchase.

LIPPER BALANCED FUND AVERAGE--an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.














                                                                   SAI934 062002

                                     PART C

                            VANGUARD WHITEHALL FUNDS

                                OTHER INFORMATION


ITEM 23. EXHIBITS


EXHIBIT DESCRIPTION


(a)    Declaration of Trust+
(b)    By-Laws+
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d)    Investment Advisory Contracts**
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information
(g)    Custodian Agreements***
(h)    Amended and Restated Funds' Service Agreement+
(i)    Legal Opinion+
(j)    Consent of Independent Accountants++
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n)    Rule 18f-3 Plan+
(o)    Not Applicable
(p)    Codes of Ethics**

*    Filed herewith.
** Filed herewith for Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund; filed previously for Vanguard Selected Value Fund.
+    Filed previously.
++   To be filed by amendment.
*** Filed previously for Vanguard Selected Value Fund; to be filed by amendment for Vanguard International Explorer Fund and Vanguard Mid-Cap Growth Fund.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a trustee or officer. However, this provision does not cover any liability to which a trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Barrow, Hanley, Mewhinney & Strauss, Inc. (Barrow, Hanley) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Barrow, Hanley, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Barrow, Hanley pursuant to the Advisers Act (SEC File No. 801-31237).


Schroder Investment Management North America, Inc. (Schroder), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and directors of Schroder, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules B and D of Form ADV filed by Schroder pursuant to the Advisers Act (SEC File No. 801-15834).

Provident Investment Counsel (Provident) is an investment adviser registered under the Advisers Act. The list required by this Item 26 of officers and directors of Provident, together with any information as to any business profession, vocation, or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Provident pursuant to the Advisers Act (SEC File No. 801-47993).



ITEM 27. PRINCIPAL UNDERWRITERS

a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31(a) under the 1940 Act and the rules promulgated thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070, The Bank of New York, One Wall Street, New York, NY 10286, and ..


ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 19th day of March, 2002.

                                           VANGUARD WHITEHALL FUNDS

                                   BY:_____________(signature)________________
                                                   -----------

                                                   (HEIDI STAM)
                                         JOHN J. BRENNAN* CHAIRMAN AND
                                            CHIEF EXECUTIVE OFFICER

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

SIGNATURE                     TITLE                           DATE
--------------------------------------------------------------------------------

By:/S/ JOHN J. BRENNAN        President, Chairman, Chief      March 19, 2002
   ---------------------------Executive Officer, and Trustee
       (Heidi Stam)
       John J. Brennan*


By:/S/ CHARLES D. ELLIS       Trustee                         March 19, 2002
   ---------------------------
       (Heidi Stam)
       Charles D. Ellis*


By:/S/ RAJIV L. GUPTA         Trustee                         March 19, 2002
   ---------------------------
       (Heidi Stam)
       Rajiv L. Gupta*


By:/S/ JOANN HEFFERNAN HEISEN Trustee                         March 19, 2002
   ---------------------------
       (Heidi Stam)
       JoAnn Heffernan Heisen*


By:/S/ BURTON G. MALKIEL      Trustee                         March 19, 2002
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*


By:/S/ ALFRED M. RANKIN, JR.  Trustee                         March 19, 2002
   ---------------------------
       (Heidi Stam)
       Alfred M. Rankin, Jr.*


By:/S/ J. LAWRENCE WILSON     Trustee                         March 19, 2002
   ---------------------------
       (Heidi Stam)
       J. Lawrence Wilson*


By:/S/ THOMAS J. HIGGINS      Treasurer and Principal         March 19, 2002
   ---------------------------Financial Officer and Principal
       (Heidi Stam)           Accounting Officer
       Thomas J. Higgins*


*By Power of  Attorney.  See File Number  33-32216,  filed on January 29,  2002.
 Incorporated by Reference.

                               INDEX TO EXHIBITS

Investment Advisory Contracts . . . . . . . . . . . . . . .Ex-99.D